UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
January 29, 2009

GLOBAL GREEN SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51198
(State or other jurisdiction of incorporation)	(Commission File No.)

789 West Pender Street, Suite 1010
Vancouver, British Columbia
Canada   V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===========================================================================

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 29, 2009, Global Green Solutions Inc. (“GGRN”) executed a letter of engagement with Korral Partners Limited, effective January 26, 2009 for the provision of exclusive services as a corporate finance advisor in the raising of project equity and debt financing for a Global Greensteam LLC project in California. A monthly fee/expense amount of $8,668 will be paid to Korral by Global Greensteam LLC for the provision of the services. The agreement may be terminated by either party on sixty days notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of February, 2009.

GLOBAL GREEN SOLUTIONS INC.

BY:	“Arnold Hughes”
Arnold Hughes
Principal Financial Officer, Principal Accounting Officer and Treasurer